Calvert
Tax-Free Reserves Vermont
Municipal Portfolio
Semi-Annual Report

June 30,1998

Contents

President's Letter
1

Portfolio
Manager Remarks
2

Statement of
Net Assets
4

Statement  of
Operations
6

Statements of
Changes in Net Assets
7

Notes to
Financial Statements
8

Financial Highlights
11


Dear Investor:

The previous quarter serves as a reminder that U.S. stock and bond markets can be severely impacted by global forces and points out some of the challenges portfolio managers will face in the months ahead.

The Asian financial crisis remains the number one issue. Devaluation of foreign currencies makes U.S. goods more expensive for buyers overseas and cheapens the cost of imports to the U.S. This radical shift in pricing power and advantage caused investors to reduce their expectations for future U.S. corporate profits growth and helped keep stock prices from rising further.

Asia's struggles also touched off a general flight-to-quality, with investors bailing out of stocks and riskier bonds, especially emerging market issues, and running for the safety of U.S. Treasury securities. The yield on the benchmark 30-year Treasury bond fell to an all-time low.

Russia's economic woes also came to the fore. Propping up the ruble is likely to be a financial drain on world lenders and could spell more trouble for emerging market countries.

There are bright spots. In Europe, corporations continued to post good returns and most markets advanced during the last quarter. Looking ahead, progress toward a single currency, the euro, for 11 participating countries should encourage further gains, as it will reduce corporations' currency risk and make it easier to sell goods and services to customers in other euro-based countries.

Our equity and fixed-income managers continue to cast a wide net in monitoring these and other key economic and financial hot spots around the world without lessening their focus on the changing U.S. economy.
We appreciate your choosing to invest with Calvert Group.

Sincerely,

/s/

Barbara J. Krumsiek
President and CEO
July 27, 1998


(picture)

Calvert Tax-Free Reserves Vermont Municipal Portfolio seeks to earn the highest level of interest income exempt from Vermont and federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality characteristics of the portfolio.

Emmett Long is a member of the CAMCO portfolio management team.


How would you characterize the investment environment over the past six months?

The Asian contagion has played havoc on the municipal markets. In January, the continued "flight to quality" resulted in new lows in the long Treasury market posting a 5.67% yield.

Throughout the fourth quarter and into January municipal bonds benefited from the run up in bond prices. There was even talk of a Fed easing. By mid-February markets had removed Asia from the front pages and the tone turned decidedly bearish.

The key economic releases were full of conflicting information, the soothsayers were having a ball and the yields were now behind 6.00%. This increased volatility took its toll on the municipal market, spreads began to widen and municipals underperformed the treasuries well into the second quarter of the year. As we entered May, municipal spreads were the widest they have been since 1995. These spreads enticed crossover buyers into the municipal market which led to the best performing month of the year.

How did the investing environment affect your strategy?

We extended the Portfolio's duration in the latter half of last year. The timing of the move captured a significant upward move in the market. Although we were handcuffed by the lack of issuance of Vermont municipals, we reaped nice rewards from our holdings in territorial debt, including issues in Puerto Rico, Guam and the Virgin Islands (which is exempt from Vermont taxes).

The Portfolio's 2.18% six-month return was 14 basis points behind the return of the Lipper Other States Municipal Debt Funds Average. This average includes Vermont plus other state-specific funds. In the universe of Vermont only municipal funds, Vermont Municipal Portfolio was the top performer.


What's your near-term outlook for the bond market?

We believe the municipal market will test new lows in the later stages of this year, and the Vermont Portfolio's bullish stance should allow us to outperform. However, we are continually challenged by the lack of available securities.

We will continue to supplement Vermont issues with debt securities issued by U.S. territories.
July 21, 1998

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at June 30, 1998, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investmentdecisions and management philosophy.

Fund
Information

asset allocation
Vermont long-term
tax-exempt bonds

NASDAQsymbol
CGVTX

CUSIP number
131620-70-0


                         Comparative Investment Performance


                CTFR                  Lipper Other States     Lehman
                Vermont Municipal    Municipal Debt           Municipal Bond
                Portfolio             Funds Average           Index TR
6 month         2.18%                 2.32%                   2.69%
1 year          6.92%                 7.80%                   8.66%
3 year          6.66%                 7.08%                   7.85%
5 year          5.63%                 5.69%                   6.46%


Investment performance does not reflect the deduction of any front-end sales charge.
TRrepresents total return. Source: Lipper Analytical Services, Inc.



Portfolio
statistics

monthly
dividend yield
6.30.98  4.30%
12.31.97 4.78%

30 day SECyield
6.30.98  4.24%
12.31.97 4.32%

weighted
average maturity
6.30.98  15 years
12.31.97 15 years

effective duration
6.30.98  7.18 years
12.31.97 6.30 years

credit quality
distribution

as of 6.30.98

Pie chart that shows credit quality distribution

AAA               47%
AA                31%
A-                11%
BBB                5%
Cash &
Equivalents        6%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT


Total returns assume reinvestment of dividends and reflect the deduction of Fund's maximum front-end sales charge of 3.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns.

Line graph here shows performance from 4/91 - 6/98

CTFR Vermont Municipal Portfolio                     $15,728
Lehman Municipal Bond Fund index TR                  $17,245
Lipper Other States Municipal Debt Funds Average     $15,528

average annual
total return

as of 6.30.98

1 year            2.89%
5 year            4.82%
inception         6.44%
(4.01.91)

STATEMENT OF NET ASSETS
June 30, 1998

                                            Principal
Municipal Obligations - 97.9%               Amount            Value

Vermont - 82.6%
Burlington Electric Revenue Bonds,
Series A, 6.375%, 7/1/10,
     MBIA Insured                           $3,125,000        $3,635,406
Burlington GO Bonds, 6.50%, 5/1/02          700,000           715,736
Chittenden Solid Waste District GO
Bonds, 6.60%, 1/1/12,
     Asset Guaranty Insured                 2,000,000         2,192,760
Vermont Education and Health -
Buildings Agency Revenue VRDN,
     3.45%, 6/1/05, LOC: FNB Boston         1,105,000         1,105,000
Vermont Education and Health -
Central Vermont Hospital,
     7.00%, 10/1/22, (Prerefunded)          1,800,000         2,028,186
Vermont Education and Health -
Central Vermont Hospital,
     5.00%, 11/15/15, AMBAC Insured         2,000,000         1,974,740
Vermont Education and Health -
Lyndon Institute Project,
     6.60%, 12/1/14                         1,000,000         1,108,130
Vermont Education and Health -
Middlebury College,
     5.50%, 11/1/16                         3,000,000         3,105,000
Vermont Education and Health -
Northwestern Medical Center,
     6.25%, 9/1/18                          2,000,000         2,100,100
Vermont Education and Health -
Norwich University,
     5.75%, 9/1/05                          580,000           618,674
     5.50%, 7/1/18                          1,955,000         1,952,634
Vermont Education and Health -
Southwest Medical Center,
     5.625%, 10/1/25, FSA Insured           1,000,000         1,041,250
Vermont Housing Finance Authority
Single Family Series 2
     Housing Bonds, 7.20%, 11/1/11          1,200,000         1,269,624
Vermont IDA Revenue Bonds VRDN,
5.775%, 12/1/01,
     LOC: Vermont National Bank             1,350,000         1,350,000
Vermont Municipal Bond Bank Revenue
 Bonds, Series 2,
     5.50%, 12/1/22, AMBAC Insured          1,000,000         1,035,630
Vermont State Colleges Revenue Bonds,
5.125%, 7/1/18                              1,000,000         991,970
Vermont State GO Bonds:
     6.50%, 2/1/01                          1,740,000         1,846,975
     Series A, 6.30%, 1/15/06               2,500,000         2,810,525
     5.00%, 1/15/11                         3,000,000         3,068,670
     6.50%, 2/1/07, (Prerefunded)           500,000           539,555
     6.40%, 2/1/08                          1,000,000         1,094,040
     Series C, Zero Coupon,  8/1/08         400,000           255,096
     Series C, Zero Coupon, 8/1/09          300,000           181,593
     6.45%, 2/1/12                          1,950,000         2,136,596
Vermont Student Assistance Corporation
Education Loan
     Revenue Bonds, Series A-3, 6.50%,
12/15/05, FSA Insured                       2,240,000         2,428,518
Rutland County Solid Waste GO Bonds:
     5.80%, 11/1/99                         110,000           112,780
     5.95%, 11/1/00                         110,000           114,532
     6.10%, 11/1/01                         110,000           116,611
     6.25%, 11/1/02                         110,000           118,621
     6.35%, 11/1/03                         110,000           120,292
     6.45%, 11/1/04                         110,000           121,908

                                            Principal
Municipal Obligations (Cont'd)              Amount            Value
Rutland County Solid Waste GO
 Bonds (cont'd):
     6.50%, 11/1/05                         $105,000          $117,573
     6.55%, 11/1/06                         100,000           113,309
     6.60%, 11/1/07                         100,000           114,380
     6.70%, 11/1/08                         100,000           116,218
     6.75%, 11/1/09                         100,000           117,175
     6.80%, 11/1/10                         100,000           117,956
     6.80%, 11/1/11                         100,000           118,630
     6.85%, 11/1/12                         100,000           118,786

Other - 15.3%
Guam Government Limited Obligation
Revenue Bonds,
     5.00%, 11/1/17, AMBAC Insured          2,500,000         2,490,625
Puerto Rico Commonwealth Highway
Transportation Authority
     Revenue Bonds, 4.75%, 7/1/38           2,000,000         1,881,040
Puerto Rico Commonwealth Infrastructure
Financing Authority
     Revenue Bonds, Series A,
5.00%, 7/1/21,
AMBAC Insured 1,500,000                     1,479,825
Puerto Rico Public Buildings Authority
Revenue Bonds,
     5.00%, 7/1/27, AMBAC Insured           2,000,000         1,960,980

Total Municipal Obligations (Cost $47,570,895)                50,037,649

     TOTAL INVESTMENTS
     (Cost $47,570,895) - 97.9%                               50,037,649
     Other assets in excess of liabilities, net - 2.1%        1,074,988
     Net Assets - 100%                                        $51,112,637

Net Assets Consist of:
Paid-in capital applicable to 3,126,475 Class
 A shares of beneficial
     interest, unlimited number of no par
shares authorized:                                            $47,892,675
Undistributed net investment income                           188,201
Accumulated net realized gain (loss) on investments           565,007
Net unrealized appreciation (depreciation) on investments     2,466,754

         Net Assets                                           $51,112,637

         Net Asset Value Per Share                            $16.35

Abbreviations:                                       Explanation of Guarantees:
AMBAC: AMBAC Indemnity Corporation                   LOC: Letter of Credit
FGIC: Financial Guaranty Insurance Company
FSA: Financial Security Assurance
GO: General Obligation
MBIA: MBIA Insurance Corporation

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998

Net Investment Income
Investment Income
     Interest income                                          $1,391,796

Expenses
     Investment advisory fee                                  148,933
     Transfer agency fees and expenses                        14,781
     Trustees' fees and expenses                              2,929
     Administrative fees                                      2,124
     Custodian fees                                           7,476
     Registration fees                                        2,045
     Reports to shareholders                                  7,120
     Professional fees                                        1,027
     Miscellaneous                                            2,494
         Total expenses                                       188,929
         Fees paid indirectly                                 (7,399)
              Net expenses                                    181,530

         Net Investment Income                                1,210,266

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                      554,605
Change in unrealized appreciation or depreciation             (661,709)

              Net Realized and Unrealized Gain
              (Loss) on Investments                           (107,104)

              Increase (Decrease) in Net Assets
              Resulting From Operations                       $1,103,162

STATEMENTS OF CHANGES IN NET ASSETS

                                    Six Months Ended          Year Ended
                                            June 30,          December 31,
Increase (Decrease) in Net Assets           1998              1997
Operations
     Net investment income                  $1,210,266        $2,519,418
     Net realized gain (loss)               554,605           108,335
     Change in unrealized appreciation
or depreciation                             (661,709)         680,995

Increase (Decrease) in Net Assets
     Resulting From Operations              1,103,392        3,308,748

Distributions to shareholders from
     Net investment income                  (1,203,204)       (2,498,801)
     Net realized gain                      (185,832)         (433,259)
         Total distributions                (1,389,036)       2,932,060

Capital share transactions
     Shares sold                            3,676,594         6,041,427
     Reinvestment of distributions          738,812           1,536,702
     Shares redeemed                        (3,210,747)       (7,535,048)
         Total capital share transactions   1,204,659         43,081

Total Increase (Decrease) in Net Assets     918,785           419,769

Net Assets
Beginning of period                         50,193,852        49,774,083
End of period (including undistributed
net investment income
  of $188,201 and $181,139, respectively)   $51,112,637       $50,193,852

Capital Share Activity
Shares sold                                 224,935           374,036
Reinvestment of distributions               45,195            95,114
Shares redeemed                             (195,773)         (465,394)
     Total capital share activity           74,357            3,756


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. Shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

Security Valuation: Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities (including options) listed or traded on a national securities exchange are valued at the last reported sale price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .60% of the Portfolio's average daily net assets. Under the terms of the agreement, $26,837 was payable at period end.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of Money Market portfolios, Class O and Institutional Class) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets. Under the terms of the agreement, $355 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. The Distributor received $12,270 as its portion of commissions charged on sales of the Portfolio.
Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the shareholder servicing agent for the Portfolio. Under the terms of the agreement, $423 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Each Trustee who is not affiliated with the Advisor received an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term, were
$10,483,043 and $11,247,435, respectively.

The cost of investments owned at June 30, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,466,754, of which $2,484,508 related to appreciated securities and $17,754 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate demand notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at June 30, 1998.

FINANCIAL HIGHLIGHTS

                                                   Periods Ended
                                    June 30,     December 31,    December 31,
Class A Shares                       1998         1997            1996
Net asset value, beginning           $16.45       $16.33         $16.62
Income from investment operations
Net investment income                .39          .82             .88
Net realized and unrealized
gain (loss)                          (.04)        .26            (.25)
Total from investment operations      .35          1.08           .63
Distributions from
     Net investment income           (.39)        (.82)           (.85)
     Net realized gains              (.06)        (.14)           (.07)
     Total distributions             (.45)        (.96)           (.92)
Total increase (decrease) in net
 asset value                         (.10)        .12             (.29)
Net asset value, ending              $16.35       $16.45          $16.33

Total return *                        2.18%        6.90%          3.98%
Ratios to average net assets:
     Net investment income          4.88%(a)      5.11%           5.27%
     Total expenses +               .76%(a)       .76%            .77%
     Net expenses                   .73%(a)       .73%            .73%
Portfolio turnover                    22%          14%             24%
Net assets, ending (in thousands)   $51,113        $50,194         $49,774
Number of shares outstanding,
     ending (in thousands)          3,126          3,052           3,048

                                                Years Ended
                                    December 31,    December 31,    December 31,
Class A Shares                      1995            1994            1993
Net asset value, beginning          $15.34          $16.66          $15.83
Income from investment operations
     Net investment income          .87             .87             .86
     Net realized and unrealized
 gain (loss)                         1.35           (1.35)          .82
Total from investment operations     2.22           (.48)            1.68
Distributions from
     Net investment income          (.85)           (.84)            (.85)
     Net realized gains             (.09)             -               -
     Total distributions            (.94)           (.84)            (.85)
Total increase (decrease) in net
asset value                         1.28            (1.32)             .83
Net asset value, ending            $16.62          $15.34            $16.66

Total return *                      14.86%         (2.88%)            10.84%
Ratios to average net assets:
     Net investment income           5.35%         5.47%             5.25%
     Total expenses +              .76%             -                  -
     Net expenses                  .75%            .73%               .72%
Portfolio turnover                  12%             11%                 5%
Net assets, ending (in thousands)  $60,203         $64,215            $67,634
Number of shares outstanding,
     ending (in thousands)          3,621           4,185             4,060

(a)  Annualized
*    Total return does not reflect deduction of Class A front-end sales charge.
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

this page is reserved for any comments and questions.

CALVERT TAX-FREE RESERVES VERMONT MUNICIPAL
PORTFOLIO

This report is intended to provide fund
information to
shareholders. It is not authorized for
distribution to
prospective investors unless preceded or accompanied by a prospectus.

printed on
         recycled paper
         using soy-
         based inks


To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDDfor Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Web Site
http://www.calvertgroup.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Group's
Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds

CTFRLimited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
New Africa Fund